united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices) (Zip code)

Richard Malinowski

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/19

Item 1. Reports to Stockholders.

The North Country Funds

Equity Growth Fund
Intermediate Bond Fund

Annual Report
November 30, 2019
Investment Adviser
North Country Investment Advisers, Inc.
250 Glen Street
Glens Falls, NY 12801

Administrator and Fund Accountant Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, NY 11788 Investor Information: (888) 350-2990	This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.northcountryfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The North Country Funds
ANNUAL REPORT

November 30th, 2019

ECONOMIC SUMMARY

U.S. economic conditions have improved as third quarter 2019 Growth Domestic Product (GDP) stabilized at a growth rate of 2.1%. The economic slowdown, which was signaled by the sharp equity sell off at the end of 2018, has begun to moderate. The main factors that led to the slowdown, a downward spiraling trade war and domestic and international central bank tightening have reversed course. The U.S. and China appear set to agree on a limited “Phase 1” trade agreement. Central banks in the U.S. and around the world have cut interest rates and increased money supply significantly.

The U.S. consumer continues to be the positive driving force behind the economy. Consumer spending in the United States makes up 68% of domestic GDP. With unemployment at half century lows and stable and relatively strong wage gains, we expect favorable consumer spending to continue. Trade uncertainty and poor international economic growth continue to hinder the U.S. manufacturing sector, which remains weak.

Interest rates have had a tumultuous year. Fears of continued central bank tightening reversed and a general market acceptance of a long term low inflation environment view led to a significant bond rally early in the year as the ten year treasury dropped approximately 100 basis points. This culminated with a brief period of yield curve inversion during the summer, which fueled recessionary fears. Central bank tightening, seasonal factors and stabilizing economic data helped to normalize the yield curve during the fall. The Federal Reserve has indicated that they are content with current interest rate levels and lacking a significant change in conditions, will remain on hold. We believe this will translate into a period of relatively stable interest rates.

The Equity Growth Fund

Favorable trade developments (US-China phase one deal, USMCA agreement, no auto tariffs), renewed central bank balance sheet expansion, the Fed’s high bar for rate hikes, US economic resilience, hints of global/China economic stabilization, a return to earnings growth in 2020, and positioning/fear of missing out have been the predominant tailwinds helping markets reach record highs for the better part of the second half of 2019. Stock valuation, downside risks to earnings estimates, depleted monetary policy ammunition and fiscal policy constraints have been at the forefront of headwind concerns for much of the year.

All told, we believe the current economic data and conditions provide a solid backdrop for continued growth in equities. Monetary and fiscal stimulus that has already begun and is likely to continue in 2020 has caused leading indicators of economic activity to turn higher, foreshadowing continued growth ahead. We believe markets should return to positive earnings growth as reduced trade tensions and easy monetary policy lead to increased global economic demand.

For the one year period ending November 30th, 2019 the North Country Equity Growth Fund returned 15.25% while the S&P 5001 returned 16.11%. On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 15.38%, 10.80% and 11.96% versus the S&P 500 at 14.88%, 10.98% and 13.44% respectively.

The Equity Fund’s underperformance over the one year time period can be attributed to the late year rotation from growth into value. While stock selection was a contributor to performance for the one year period ending November 30th, 2019, overweight’s to the Information Technology and Consumer Discretionary sectors relative to our benchmark, which have been amongst the largest contributors in years past, have been a detriment to performance during the second half of the year.

Given the late stage of the current economic expansion, our expectation for slower growth, low inflation, and low interest rates leads us to believe that the market will continue to favor companies with strong secular revenue and earnings growth as well as those companies that are less dependent on strong macroeconomic tailwinds to drive earnings growth. We also think balance sheet quality will be of increasing importance the longer into this cycle we go.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 10.53% for the twelve month period ending November 30th, 2019; while it’s Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 10.79%. The North Country Intermediate Bond Fund did outperform the comparable Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index for the 12 month period ending November 30th, 2019 by 2.37%.

The North Country Intermediate Bond Fund had annualized total returns for the three year, five year and ten year periods ending November 30th, 2019 of 3.35%, 2.34% and 2.62% while the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.10%, 3.08% and 3.59%, for the respective time periods.

The North Country Intermediate Bond Fund underperformed its benchmark for the one year, three year, five year and ten year periods, ending November 30th, 2019. This was due to an average maturity and duration less than the benchmark in a time when intermediate term interest rates declined, in general, and as credit spreads narrowed, both contributing to outperformance of longer duration and longer maturity fixed income investments.

[1]	The S&P 500 is an unmanaged market capitalization-weighted index of common stocks. You cannot invest directly in an index.

[2]	The Barclays US Aggregate Bond Index measures a broad spectrum of U.S. investment grade taxable fixed income securities including treasury, agency, corporate, mortgage-backed, asset backed and international dollar denominated issues with maturities of 1 year or more. Effective April 1, 2015 the fund changed its benchmark to the Barclays US Aggregate Bond Index.

Equity Growth Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.04%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.88%

Average Annual Total Returns as of September 30th, 2019 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	-1.51%	10.06%	11.57%
North Country Intermediate Bond Fund	9.77%	2.45%	2.73%

Average Annual Total Returns as of November 30th, 2019 (Fiscal Year-End)

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	15.25%	10.80%	11.96%
North Country Intermediate Bond Fund	10.53%	2.34%	2.62%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as November 30th, 2019 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

2010-NLD-1/14/2020

North Country Equity Growth Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2019

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	15.25%	10.80%	11.96%
S&P 500	16.11%	10.98%	13.44%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2019

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	10.53%	2.34%	2.62%
ICE Bank of America Merrill Lynch Corp/Govt. 1-10 Year Index	8.16%	2.53%	2.97%
Bloomberg Barclays Aggregate Bond Index	10.79%	3.08%	3.59%

The ICE Bank of America Merrill Lynch Corporate/Government 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years. The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark. The indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund
Portfolio Summary (Unaudited)
November 30, 2019

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	98.3%	REITS	1.7%
Internet	15.8%	Insurance	1.5%
Diversified Financial Services	10.5%	Cosmetics/Personal Care	1.5%
Software	10.3%	Telecommunications	1.4%
Retail	8.5%	Electronics	1.3%
Computers	6.3%	Electric	1.1%
Banks	6.0%	Food	1.0%
Pharmaceuticals	5.5%	Apparel	0.8%
Healthcare-Products	5.2%	Semiconductors	0.7%
Oil & Gas	3.9%	Aerospace/Defense	0.5%
Chemicals	2.6%	Commercial Services	0.5%
Building Materials	2.4%	Media	0.4%
Healthcare-Services	2.4%	Contingent Value Right	0.0%
Transportation	2.2%	Money Market Fund	1.7%
Biotechnology	2.2%	Other assets less liabilities	0.0%
Beverages	2.1%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Apple, Inc.	6.3%	Facebook, Inc.	3.5%
Visa, Inc.	6.3%	Domino’s Pizza, Inc.	2.6%
Amazon.com, Inc.	5.5%	salesforce.com, Inc.	2.5%
Microsoft Corp.	4.6%	Bank of America Corp.	2.5%
Alphabet, Inc.	3.8%	Netflix, Inc.	2.4%

North Country Intermediate Bond Fund
Portfolio Summary (Unaudited)
November 30, 2019

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	63.8%	Chemicals	1.3%
Banks	16.6%	Semiconductors	1.0%
Telecommunications	8.3%	REIT	0.7%
Electric	5.5%	Software	0.7%
Oil & Gas	4.6%	Biotechnology	0.6%
Beverages	3.4%	Household Products/Wares	0.6%
Insurance	3.3%	Transportation	0.6%
Pharmaceuticals	3.0%	Media	0.4%
Aerospace/Defense	2.9%	U.S. Government Agency Obligations	32.6%
Auto Manufacturers	2.6%	Government Agencies	31.3%
Retail	2.3%	U.S. Government Securities	1.3%
Computers	2.1%	Money Market Fund	3.0%
Healthcare - Services	1.9%	Other Assets Less Liabilities	0.6%
Food	1.4%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Federal Home Loan Bank, 3.40%, due 3/14/2029	3.9%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Shares	3.0%
Anheuser-Busch InBev Worldwide, Inc., 4.00%, due 4/13/2028	2.8%
Federal Farm Credit Bank Funding Corp., 3.15%, due 4/3/2028	2.8%
Federal Home Loan Bank, 2.75%, due 12/13/2024	2.6%
Federal National Mortgage Association, 2.625%, due 9/6/2024	2.6%
Georgia Power Co., 3.25%, due 3/30/2027	2.6%
Wells Fargo & Co., 3.45%, due 2/13/2023	2.6%
Federal Farm Credit Bank Funding Corp., 2.35%, due 8/14/2024	2.6%
Federal Farm Credit Bank Funding Corp., 3.27%, due 3/22/2029	2.6%

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2019

		Fair
Shares		Value
COMMON STOCK - 98.3%
Aerospace/Defense - 0.5%
2,000	Boeing Co.	$732,360

Apparel - 0.8%
12,000	NIKE, Inc.	1,121,880

Banks - 6.0%
100,385	Bank of America Corp.	3,344,828
2,600	Goldman Sachs Group, Inc.	575,510
19,300	JPMorgan Chase & Co.	2,542,968
35,000	Morgan Stanley	1,731,800
		8,195,106
Beverages - 2.1%
16,000	Monster Beverage Corp. *	957,120
14,200	PepsiCo, Inc.	1,928,786
		2,885,906
Biotechnology - 2.2%
12,500	Amgen, Inc.	2,934,000

Building Materials - 2.4%
50,000	Masco Corp.	2,327,500
7,100	Vulcan Materials Co.	1,007,277
		3,334,777
Chemicals - 2.6%
2,700	Air Products & Chemicals, Inc.	638,091
3,900	Ecolab, Inc.	728,013
3,000	International Flavors & Fragrances, Inc.	423,690
3,100	Sherwin-Williams Co.	1,807,703
		3,597,497
Commercial Services - 0.5%
6,000	PayPal Holdings, Inc. *	648,060

Computers - 6.3%
32,000	Apple, Inc.	8,552,000

Cosmetics/Personal Care - 1.5%
16,500	Procter & Gamble Co.	2,013,990

		Fair
Shares		Value
Diversified Financial Services - 10.5%
4,000	BlackRock, Inc.	$1,979,640
16,000	Capital One Financial Corp.	1,600,160
23,650	Intercontinental Exchange, Inc.	2,227,120
46,200	Visa, Inc.	8,524,362
		14,331,282
Electric - 1.1%
7,100	Alliant Energy Corp.	376,300
4,150	Dominion Energy, Inc.	344,907
2,250	Duke Energy Corp.	198,382
1,750	NextEra Energy, Inc.	409,185
3,950	Southern Co.	244,861
		1,573,635
Electronics - 1.3%
10,000	Honeywell International, Inc.	1,785,500

Food - 1.0%
16,500	Sysco Corp.	1,329,075

Healthcare-Products - 5.2%
14,750	Abbott Laboratories	1,260,388
5,000	Danaher Corp.	729,900
11,400	Medtronic PLC	1,269,846
10,450	Stryker Corp.	2,140,787
5,245	Thermo Fisher Scientific, Inc.	1,646,668
		7,047,589
Healthcare-Services - 2.4%
11,500	UnitedHealth Group, Inc.	3,218,505

Insurance - 1.5%
9,550	Berkshire Hathaway, Inc. *	2,103,865

Internet - 15.8%
4,000	Alphabet, Inc. - Class A *	5,216,360
4,175	Amazon.com, Inc. *	7,518,340
24,000	Facebook, Inc. *	4,839,360
10,500	Netflix, Inc. *	3,303,930
20,000	Twitter, Inc. *	618,200
		21,496,190
Media - 0.4%
3,750	Walt Disney Co.	568,425

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019

		Fair
Shares		Value
COMMON STOCK - 98.3% (Continued)
Oil & Gas - 3.9%
12,500	Chevron Corp.	$1,464,125
1,950	EOG Resources, Inc.	138,255
9,000	Exxon Mobil Corp.	613,170
2,053	Occidental Petroleum Corp.	79,184
18,000	Phillips 66	2,064,960
9,700	Valero Energy Corp.	926,253
		5,285,947
Pharmaceuticals - 5.5%
7,000	Bristol-Myers Squibb Co.	398,580
18,500	Johnson & Johnson	2,543,565
27,900	Merck & Co., Inc.	2,432,322
54,500	Pfizer, Inc.	2,099,340
		7,473,807
REITS - 1.7%
2,900	American Tower Corp.	620,687
1,500	AvalonBay Communities, Inc.	321,615
2,250	Boston Properties, Inc.	311,715
3,350	Equity Residential	285,085
3,700	Public Storage	779,516
		2,318,618
Retail - 8.5%
6,000	Costco Wholesale Corp.	1,798,860
12,000	Domino’s Pizza, Inc.	3,531,600
8,800	Home Depot, Inc.	1,940,488
2,600	McDonald’s Corp.	505,648
15,100	TJX Cos., Inc.	923,063
24,300	Wal-Mart, Inc.	2,893,887
		11,593,546
		Fair
Shares		Value
Semiconductors - 0.7%
5,000	Intel Corp.	$290,250
8,000	QUALCOMM, Inc.	668,400
		958,650
Software - 10.3%
17,500	Activision Blizzard, Inc.	959,525
10,000	Adobe, Inc. *	3,095,300
41,800	Microsoft Corp.	6,327,684
5,000	Oracle Corp.	280,700
20,700	salesforce.com, Inc. *	3,371,823
		14,035,032
Telecommunications - 1.4%
21,500	Cisco Systems, Inc.	974,165
15,000	Verizon Communications, Inc.	903,600
		1,877,765
Transportation - 2.2%
9,000	FedEx Corp.	1,440,450
2,800	Union Pacific Corp.	492,772
9,000	United Parcel Service, Inc.	1,077,570
		3,010,792

TOTAL COMMON STOCK (Cost - $58,694,268)		134,023,799

CONTINGENT VALUE RIGHT - 0.0%
7,000	Bristol-Myers Squibb Co.	15,050

TOTAL CONTINGENT VALUE RIGHT (Cost - $16,100)

MONEY MARKET FUND - 1.7%
2,267,042	BlackRock Liquidity Funds Treasury
	Trust Fund - Institutional Shares, 1.50% (a)	2,267,042
TOTAL MONEY MARKET FUND		2,267,042
(Cost - $2,267,042)

TOTAL INVESTMENTS - 100.0%
(Cost - $60,977,410)		$136,305,891
Other assets less liabilities - 0.0%		59,869
TOTAL NET ASSETS - 100.0%		$136,365,760

PLC - Public Limited Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Money market fund; interest rate reflects seven-day effective yield on November 30, 2019.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2019

Principal		Fair
Amount		Value
CORPORATE BONDS - 63.8%
Aerospace/Defense - 2.9%
	Boeing Co.
$250,000	2.25%, due 6/15/2026	$248,753
1,000,000	3.25%, due 3/1/2028	1,052,054
	General Dynamics Corp.
500,000	3.00%, due 5/11/2021	508,276
500,000	2.25%, due 11/15/2022	505,595
		2,314,678
Auto Manufacturers - 2.6%
	American Honda Finance Corp.
2,000,000	3.15%, due 1/8/2021	2,027,643

Banks - 16.6%
	Bank of America Corp.
1,000,000	4.00%, due 1/22/2025	1,064,805
500,000	4.183%, due 11/25/2027	541,995
	Bank of NY Mellon Corp.
1,000,000	3.25%, due 5/16/2027	1,056,580
	Citigroup, Inc.
500,000	4.45%, due 9/29/2027	550,763
	Goldman Sachs Group, Inc.
500,000	3.625%, due 1/22/2023	521,737
500,000	3.85%, due 1/26/2027	532,819
	JPMorgan Chase & Co.
1,000,000	3.875%, due 9/10/2024	1,063,475
1,000,000	3.125%, due 1/23/2025	1,037,140
500,000	3.30%, due 4/1/2026	525,605
	Morgan Stanley
1,000,000	3.625%, due 1/20/2027	1,066,848
1,000,000	3.95%, due 4/23/2027	1,071,512
	US BanCorp.
500,000	3.60%, due 9/11/2024	532,585
500,000	3.10%, due 4/27/2026	521,348
	Wells Fargo & Co.
2,000,000	3.45%, due 2/13/2023	2,070,321
1,000,000	3.00%, due 2/19/2025	1,027,265
		13,184,798
Beverages - 3.4%
	Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.00%, due 4/13/2028	2,207,840
	Coca-Cola Co.
500,000	2.55%, due 6/1/2026	515,662
		2,723,502
Biotechnology - 0.6%
	Gilead Sciences, Inc.
500,000	2.55%, due 9/1/2020	502,359
Principal		Fair
Amount		Value
Chemicals - 1.3%
	Air Products & Chemicals, Inc.
$500,000	2.75%, due 2/3/2023	$510,131
	Praxair, Inc.
500,000	2.45%, due 2/15/2022	505,726
		1,015,857
Computers - 2.1%
	Apple, Inc.
1,000,000	2.90%, due 9/12/2027	1,044,152
	IBM Credit LLC
600,000	3.45%, due 11/30/2020	609,737
		1,653,889
Electric - 5.5%
	Duke Energy Florida LLC
250,000	3.10%, due 8/15/2021	254,571
	Georgia Power Co.
2,000,000	3.25%, due 3/30/2027	2,075,104
	National Rural Utilities Cooperative Finance Corp.
2,000,000	2.30%, due 11/1/2020	2,007,665
		4,337,340
Food - 1.4%
	Campbell Soup Co.
1,000,000	4.15%, due 3/15/2028	1,084,375

Healthcare - Services - 1.9%
	UnitedHealth Group, Inc.
1,500,000	2.125%, due 3/15/2021	1,504,111

Household Products/Wares - 0.6%
	Kimberly-Clark Corp.
500,000	2.40%, due 3/1/2022	505,701

Insurance - 3.3%
	Aflac, Inc.
1,000,000	4.00%, due 2/15/2022	1,043,553
	American International Group, Inc.
1,000,000	3.90%, due 4/1/2026	1,075,288
	MetLife, Inc.
500,000	3.00%, due 3/1/2025	520,235
		2,639,076
Media - 0.4%
	TWDC Enterprises 18 Corp.
300,000	3.15%, due 9/17/2025	319,194

Oil & Gas - 4.6%
	BP Capital Markets PLC
1,000,000	2.75%, due 5/10/2023	1,019,210
1,000,000	3.535%, due 11/4/2024	1,065,919
500,000	3.017%, due 1/16/2027	503,679
	Occidental Petroleum Corp.
1,000,000	3.40%, due 4/15/2026	1,018,004
		3,606,812

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019

Principal		Fair
Amount		Value
CORPORATE BONDS - 63.8% (Continued)
Pharmaceuticals - 3.0%
	CVS Health Corp.
$1,000,000	4.30%, due 3/25/2028	$1,090,945
	Merck & Co., Inc.
1,000,000	2.80%, due 5/18/2023	1,032,437
	Pfizer, Inc.
250,000	2.75%, due 6/3/2026	258,695
		2,382,077
REIT - 0.7%
	Simon Property Group LP
500,000	3.375%, due 6/15/2027	530,303

Retail - 2.3%
	Lowe’s Cos., Inc.
1,000,000	3.10%, due 5/3/2027	1,039,145
	McDonald’s Corp.
500,000	2.625%, due 1/15/2022	507,478
	Target Corp.
250,000	2.50%, due 4/15/2026	256,728
		1,803,351
Semiconductors - 1.0%
	Texas Instruments, Inc.
800,000	2.25%, due 9/4/2029	787,826

Software - 0.7%
	Oracle Corp.
500,000	3.40%, due 7/8/2024	528,498

Telecommunications - 8.3%
	AT&T, Inc.
1,800,000	3.00%, due 2/15/2022	1,836,876
1,000,000	3.60%, due 2/17/2023	1,045,404
	Cisco Systems, Inc.
1,000,000	1.85%, due 9/20/2021	1,000,252
1,000,000	3.50%, due 6/15/2025	1,077,834
	Verizon Communications, Inc.
1,000,000	5.15%, due 9/15/2023	1,113,219
500,000	4.15%, due 3/15/2024	539,755
		6,613,340
Transportation - 0.6%
	Union Pacific Corp.
500,000	2.75%, due 4/15/2023	509,840

TOTAL CORPORATE BONDS
(Cost - $48,873,358)		50,574,570
Principal		Fair
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 32.6%
Government Agencies - 31.3%
	Federal Farm Credit Bank
$2,000,000	2.35%, due 8/14/2024	$2,065,353
500,000	3.10%, due 12/6/2024	535,317
750,000	2.62%, due 11/17/2025	789,598
1,500,000	2.09%, due 9/8/2026	1,496,978
500,000	2.59%, due 8/2/2027	527,870
1,000,000	2.73%, due 12/20/2027	1,066,955
1,000,000	2.875%, due 1/18/2028	1,078,069
2,000,000	3.15%, due 4/3/2028	2,200,084
1,500,000	3.73%, due 9/20/2028	1,546,525
2,000,000	3.27%, due 3/22/2029	2,038,888
	Federal Home Loan Bank
2,000,000	2.75%, due 12/13/2024	2,099,191
1,000,000	2.625%, due 9/12/2025	1,048,101
1,000,000	2.60%, due 12/4/2025	1,053,917
500,000	2.70%, due 12/29/2025	527,535
500,000	2.375%, due 9/10/2027	517,465
1,000,000	3.25%, due 9/8/2028	1,101,736
3,000,000	3.40%, due 3/14/2029	3,077,952
	Federal National !Mortgage Association
2,000,000	2.625%, due 9/6/2024	2,087,525
(Cost - $23,802,067)		24,859,059

U.S. Government Securities - 1.3%
	U.S. Treasury Inflation Protected Security
1,000,000	2.50%, due 2/28/2026	1,046,895
(Cost - $993,445)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost - $24,795,512)		25,905,954

MONEY MARKET FUND - 3.0%
	BlackRock Liquidity Funds Treasury
2,343,046	Trust Fund - Institutional Shares, 1.50% (a)	2,343,046
TOTAL MONEY MARKET FUND
(Cost - $2,343,046)

TOTAL INVESTMENTS - 99.4%
(Cost - $76,011,916)		$78,823,570
Other assets less liabilities - 0.6%		480,028
TOTAL NET ASSETS - 100.0%		$79,303,598

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects seven-day effective yield on November 30, 2019.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2019

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value
(Cost $60,977,410 and $76,011,916 respectively)	$136,305,891	$78,823,570
Dividends and interest receivable	193,020	560,760
Receivable for fund shares sold	520	—
Prepaid expenses and other assets	5,131	5,187
Total Assets	136,504,562	79,389,517

LIABILITIES:
Accrued advisory fees	82,598	32,440
Accrued audit fees	17,573	17,573
Accrued administrative fees	11,122	9,410
Payable for fund shares redeemed	6,992	5,902
Accrued transfer agent fees	5,776	4,998
Accrued legal fees	4,851	5,219
Payable to related parties	3,968	3,265
Accrued expenses and other liabilities	5,922	7,112
Total Liabilities	138,802	85,919
Net Assets	$136,365,760	$79,303,598

NET ASSETS CONSIST OF:
Paid in capital	$51,893,965	$76,850,367
Accumulated earnings	84,471,795	2,453,231
Net Assets	$136,365,760	$79,303,598

Shares outstanding (unlimited number of shares authorized; no par value)	6,710,532	7,496,505

Net asset value, offering and redemption price per share ($136,365,760/6,710,532 and $79,303,598/7,496,505, respectively)	$20.32	$10.58

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2019

	Equity	Intermediate
	Growth Fund	Bond Fund
INVESTMENT INCOME:
Dividends	$1,795,181	$—
Interest	41,902	2,157,971
Total investment income	1,837,083	2,157,971

EXPENSES:
Investment advisory fees	950,004	374,571
Administration and fund accounting fees	172,000	127,894
Legal fees	48,501	49,001
Transfer agency fees	40,099	31,799
Trustees’ fees	18,998	13,001
Printing expense	18,498	11,502
Audit fees	17,502	17,502
Chief Compliance Officer fees	16,002	11,001
Custody fees	12,001	7,501
Registration and filing fees	10,501	13,501
Insurance expense	7,001	4,501
Shareholder Service fees	9	—
Miscellaneous expenses	1,000	1,000
Total expenses	1,312,116	662,774

Net investment income	524,967	1,495,197

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions	8,618,739	(9,810)
Net change in unrealized appreciation of investments	9,124,180	5,950,018
Net realized and unrealized gain on investments	17,742,919	5,940,208

Net increase in net assets resulting from operations	$18,267,886	$7,435,405

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2019	November 30, 2018

FROM OPERATIONS:
Net investment income	$524,967	$376,138
Net realized gain from investment transactions	8,618,739	8,389,286
Net change in unrealized appreciation	9,124,180	444,978
Net increase in net assets resulting from operations	18,267,886	9,210,402

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(8,743,673)	(8,201,544)

CAPITAL SHARE TRANSACTIONS (Note 4)	(1,136,845)	(733,696)

Net increase in net assets	8,387,368	275,162

NET ASSETS:
Beginning of year	127,978,392	127,703,230

End of year	$136,365,760	$127,978,392

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2019	November 30, 2018

FROM OPERATIONS:
Net investment income	$1,495,197	$1,413,469
Net realized loss from investment transactions	(9,810)	(394,458)
Net change in unrealized appreciation (depreciation)	5,950,018	(2,681,860)
Net increase (decrease) in net assets resulting from operations	7,435,405	(1,662,849)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,464,248)	(1,405,670)

CAPITAL SHARE TRANSACTIONS (Note 4)	2,143,992	355,318

Net increase (decrease) in net assets	8,115,149	(2,713,201)

NET ASSETS:
Beginning of year	71,188,449	73,901,650

End of year	$79,303,598	$71,188,449

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.99	$18.87	$15.54	$16.00	$16.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.08	0.05	0.07	0.06	0.06
Net realized and unrealized gains on investments	2.55	1.28	3.59	0.27	0.84
Total from investment operations	2.63	1.33	3.66	0.33	0.90
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.05)	(0.07)	(0.07)	(0.05)	(0.06)
Distribution from net realized gains from security transactions	(1.25)	(1.14)	(0.26)	(0.74)	(1.05)
Total distributions	(1.30)	(1.21)	(0.33)	(0.79)	(1.11)
Net asset value, end of year	$20.32	$18.99	$18.87	$15.54	$16.00
Total return (2)	15.25%	7.52%	23.96%	2.33%	6.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$136,366	$127,978	$127,703	$120,238	$129,708
Ratios to average net assets:
Expenses	1.04%	1.03%	1.03%	1.03%	1.02%
Net investment income	0.41%	0.29%	0.39%	0.43%	0.36%
Portfolio turnover rate	15%	22%	12%	21%	28%

(1)	Net investment income per share is based on average shares outstanding during the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.76	$10.17	$10.14	$10.18	$10.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.21	0.19	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	0.81	(0.41)	0.04	(0.04)	(0.14)
Total from investment operations	1.02	(0.22)	0.21	0.13	0.04
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.20)	(0.19)	(0.18)	(0.17)	(0.17)
Total distributions	(0.20)	(0.19)	(0.18)	(0.17)	(0.17)
Net asset value, end of year	$10.58	$9.76	$10.17	$10.14	$10.18
Total return (2)	10.53%	(2.17)%	2.08%	1.25%	0.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$79,304	$71,188	$73,902	$78,565	$76,001
Ratios to average net assets:
Expenses, before waiver	0.88%	0.89%	0.88%	0.84%	0.84%
Expenses, after waiver	0.88%	0.89%	0.88%	0.82%	0.81%
Net investment income	2.00%	1.93%	1.67%	1.65%	1.72%
Portfolio turnover rate	22%	23%	18%	31%	51%

(1)	Net investment income per share is based on average shares outstanding during the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2019

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, and together with the Growth Fund, the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities.

The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

The following is a summary of inputs used as of November 30, 2019, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock **	$134,023,799	$—	$—	$134,023,799
Contingent Value Right	15,050	—	—	15,050
Money Market Fund	2,267,042	—	—	2,267,042
Total	$136,305,891	$—	$—	$136,305,891

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$50,574,570	$—	$50,574,570
U.S. Government Agency Obligations	—	25,905,954	—	25,905,954
Money Market Fund	2,343,046	—	—	2,343,046
Total	$2,343,046	$76,480,524	$—	$78,823,570

*	The Funds did not hold any Level 3 investments during the period.

**	See Schedule of Investments for industry classifications.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2016 to November 30, 2018, or expected to be taken in the Fund’s November 30, 2019 year-end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. For the year ended November 30, 2019, the Adviser received advisory fees of $950,004 from the Growth Fund and $374,571 from the Bond Fund.

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser are also officers/trustees of the Trust.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At November 30, 2019, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $51,893,965 and $76,850,367, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the Year		For the Year
	Ended		Ended
	November 30, 2019		November 30, 2018
	Shares	Amount	Shares	Amount

Shares sold	971,424	$17,066,100	737,387	$13,823,794
Shares issued for reinvestment of dividends	97,094	1,635,373	89,934	1,598,135
Shares redeemed	(1,097,899)	(19,838,318)	(853,410)	(16,155,625)
Net decrease	(29,381)	$(1,136,845)	(26,089)	$(733,696)

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Bond Fund:
	For the Year		For the Year
	Ended		Ended
	November 30, 2019		November 30, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,194,613	$12,215,450	1,122,083	$11,136,154
Shares issued for reinvestment of dividends	6,255	64,332	6,565	64,927
Shares redeemed	(1,001,657)	(10,135,790)	(1,094,721)	(10,845,763)
Net increase	199,211	$2,143,992	33,927	$355,318

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2019 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$19,051,954	$8,951,490	$8,474,352
Sales	$29,771,737	$5,283,305	$10,147,115

NOTE 6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at November 30, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Equity Growth	$60,977,410	$75,717,692	$(389,211)	$75,328,481
Intermediate Bond	$76,011,916	$2,824,722	$(13,068)	$2,811,654

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018 was as follows:

For the year ended November 30, 2019:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Growth Fund	$354,335	$8,389,338	$—	$8,743,673
Bond Fund	1,464,248	—	—	1,464,248

For the year ended November 30, 2018:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Growth Fund	$976,439	$7,225,105	$—	$8,201,544
Bond Fund	1,405,670	—	—	1,405,670

As of November 30, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Growth Fund	$522,637	$8,620,677	$—	$—	$—	$75,328,481	$84,471,795
Bond Fund	45,845	—	—	(404,268)	—	2,811,654	2,453,231

At November 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

Non-Expiring
	Short-	Long-		CLCF
Portfolio	Term	Term	Total	Utilized
Growth Fund	$—	$—	$—	$—
Bond Fund	—	404,268	404,268	—

NOTE 8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of November 30, 2019, SEI Private Trust Company, an account holding shares for the benefit of others in nominee name, held approximately 88% of the voting securities of the Growth Fund and approximately 97% of the Bond Fund.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management evaluated the impact of applying this provision and determined it to be immaterial.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. Management has early adopted the removal and modification disclosures, as permitted, and will adopt the additional new disclosures at the effective date.

NOTE 10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements. On December 9, 2019, the Bond Fund paid an ordinary income dividend of $0.0233 per share to shareholders of record on December 6, 2019. On December 10, 2019, the Growth Fund paid an ordinary income dividend of $0.0780 per share and a long-term capital gain dividend of $1.2849 per share to shareholders of record on December 6, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The North Country Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds comprising North Country Equity Growth Fund and North Country Intermediate Bond Fund (the “Funds”) as of November 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the funds as of November 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 23, 2020

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 22, 2019, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ Administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or control ling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed their satisfaction with the Adviser’s compliance program and noted the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance over various time periods ended December 31, 2018 compared both to its benchmarks, the arithmetic average of the total return of the thirty largest funds in its Lipper category, with respect to the Growth Fund, and to the Bank of America Merrill Lynch Corporate/Government 1-10A Index (a board measure of performance of bonds with maturities of less than 10 years) (the “Bofa Index”), with respect to the Bond Fund. The Trustees noted that the Bond Fund outperformed 2 of the 8 funds in the Peer Group for the 1-year period, but underperformed the Peer Group for the 3-, 5 - and 10 year periods. The Trustees further noted that as of December 31, 2018, the Bond Fund underperformed the Barclays US Aggregate Bond Index (the “Barclays Index”) and the BofA Index for the 1-, 3-, 5- and 10-year periods ended December 31, 2018. The Trustees took into account that the Bond

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund’s portfolio had been slightly altered when the Fund’s primary benchmark was changed to the Barclay Index on April 1, 2015. The Trustees then noted that the Growth Fund was ranked eighth out of thirteen funds, tenth out of twelve funds, tenth out of twelve funds, and eighth out of ten funds (where the best performance would be for the first fund in its Peer Group) for the 1-, 3-, 5- and 10-year periods, respectively. The Trustees further noted that as of December 31, 2018, the Growth Fund underperformed the Lipper Large Cap Growth Index (“Lipper LCG Index”) for the 1-, 3 -, 5- and 10- year periods; outperformed the S&P 500 Index (the “S&P”) for the 1-year period, and underperformed the S&P for the 3-, 5- and 10-year periods. The Trustees considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Bond Fund’s effective management fee was the highest of the Peer Group, while net expenses as of November 30, 2018 were between the median and the high for the Peer Group. The Trustees also noted that as of November 30, 2018, the Growth Fund’s effective management fee was between the average and the high for the Peer Group, while net expenses were between the average and the high for the Peer Group.

The Trustees agreed to monitor NCIA’s estimated profitability with respect to the Bond Fund and the Bond Fund’s performance. Overall, the Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund nears $500 million. The Trustees concluded that they would revisit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Independent Trustee:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Alan E. Redeker Born in 1944	Chairman of the Board and Trustee	Since 2000 (Chairman since 2009)	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999-2005)	2	None
John C. Olsen Born in 1955	Trustee	Since 2004	Firm Ambassador, Bonadio & Co., LLP (2018 – Present); CPA, Partner of Bonadio & Co., LLP (2008-2018); Shareholder of Dorfman-Robbie, CPA PC (1978– 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective 10/1/08).	2	None
James E. Amell Born in 1959	Trustee	Since 2017	Director and Shareholder of Marvin and Co. PC (CPA Firm) (1981–Present)	2	None
Keith P. McAfee Born in 1963	Trustee	Since 2017	Vice President of Electric Operations for New York, National Grid (2011–Present); Employee, National Grid (1992–Present)	2	Director, Niagara Mohawk Power Corporation d/b/a National Grid

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
John E. Arsenault ** Born in 1947	Trustee	Since 2009	Retired (2013-Present); President, North Country Investment Advisers, Inc. (2012-2013); Retired (2011-2012); President, North Country Investment Advisers, Inc. (2000-2011); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009)	2	None
Thomas L. Hoy*** Born in 1948	Trustee	Since 2015	Consultant and Chairman of the Board, Arrow Financial Corp. and Glen Falls National Bank (2005-Present); President and Chief Executive Officer, Arrow Financial Corp. and Glen Falls National Bank (1997-2012); Director, New York Business Development Corp. (2012-Present); Chairman of the Board, AAA Northway (travel insurance and auto services) (1990-Present)	2	Director, Federal Home Loan Bank of New York (2012-Present)

*	Each Trustee serves an indefinite term until his successor, if any, is duly elected and qualified.

**	Mr. Arsenault is an “interested person” because of his former position as an officer of the Adviser.

***	Mr. Hoy is an “interested person” because of his position with Arrow Financial Corp., the parent holding company of the Adviser and GFNB.

THE NORTH COUNTRY FUNDS
INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding Principal Officers who are not Trustees:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James Colantino Born in 1969	President	Since 2012	Treasurer (2006-2012), North Country Funds; Senior Vice President -Fund Administration (2012-Present).	N/A	None
James Ash Born in 1976	Chief Compliance Officer	Since 2019

Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012-2017).

				N/A	None
Richard Gleason Born in 1977	Treasurer	Since 2017	Assistant Vice President of Fund Administration (2012-Present); Gemini Fund Services, LLC.	N/A	None
Colleen A. Murray Born in 1977	AML Compliance Officer	Since 2014	Assistant Vice President (2010-Present); GFN & SNB Bank Secrecy Act Officer (2014-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009-2014); Assistant Compliance and Training Officer/BSA Specialist (2004-2009), / Glens Falls National Bank & Trust Co.	N/A	None
Sean Lawler Born in 1987	Secretary	Since 2020	Legal Administrator, Gemini Fund Services, LLC (2014 – Present).	N/A	None

*	Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2019 and held until November 30, 2019.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(6/1/19)	(11/30/19)	(Annualized)	(6/1/19 – 11/30/19)
Equity Growth Fund
Actual	$1,000.00	$1,149.90	1.03%	$5.55
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.90	1.03%	$5.22
Intermediate Bond Fund
Actual	$1,000.00	$1,036.10	0.86%	$4.39
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2017, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below. The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

FY 2019 $ 28,000

FY 2018 $ 27,500

FY 2017 $ 27,500

(b)	Audit-Related Fees

FY 2019 $ 0

FY 2018 $ 0

FY 2017 $ 0

(c)	Tax Fees

FY 2019 $ 6,000

FY 2018 $ 5,000

FY 2017 $ 5,000

(d)	All Other Fees

FY 2019 $ 0

FY 2018 $ 0

FY 2017 $ 0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2018.

(f)        During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

	Registrant	Adviser
FY 2019	$6,000	$0
FY 2018	$5,000	$0
FY 2017	$5,000	$0

(h)        Not applicable. All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2019.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases . Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/7/20

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer

Date 2/7/20